                                                                  EXECUTION COPY

                                December 7, 2007

NovaStar Mortgage, Inc.
NovaStar Certificates Financing LLC
NovaStar Certificates Financing Corporation
NFI Repurchase Corporation
NMI Repurchase Corporation
NMI Property Financing, Inc.
HomeView Lending, Inc.
NovaStar Financial, Inc.
NFI Holding Corporation
8140 Ward Parkway,
Suite 300
Kansas City, Missouri 64114

         Re:      Master Repurchase Agreements Waiver

     Reference is made to those certain Master  Repurchase  Agreements listed on
Schedule I attached hereto (the  "Agreements").  Capitalized  terms used in this letter agreement  without  definition have the meanings  ascribed to them in the
Agreements.

     Effective  as of the date  hereof and until  January  4, 2008 (the  "Waiver
Period") and subject to the limitations set forth herein, each Buyer hereby:

     A.        1.   Agrees  not  to  enforce  the   requirements   for  NovaStar
                    Financial,  Inc.  ("NFI") to  maintain  a required  Adjusted
                    Tangible Net Worth under the Agreements;

               2.   Waives  any breach  and/or  any event of default  that would otherwise  arise under the Agreements  solely as a result of the failure of NFI to have the  required  Adjusted  Tangible
                    Net Worth specified in the Agreements; or

               3.   Agrees that in the Monthly  Certificates  delivered  by NFI,
                    NFI may carve-out the  certification  solely relating to the
                    Adjusted  Tangible Net Worth for the previous month and each
                    Buyer hereby  waives any breach and/or event of default that would  otherwise  arise under the  Agreements as a result of such carve-out from the Monthly Certifications.

      B.       1.   Agrees,  during  the  Waiver  Period,  not  to  enforce  the
                    requirements  for  NovaStar   Financial,   Inc.  ("NFI")  to
                    maintain Liquidity in an amount not less than $30,000,000 as specified under the

                                           Wachovia NovaStar TNW Waiver 12-07-07

                    Agreements;  provided that NFI agrees to maintain  Liquidity that could be drawn  against  (taking into account  required haircuts) in an amount not less than $24,000,000;

               2.   Waives  any breach  and/or  any event of default  that would otherwise  arise under the Agreements  solely as a result of the  failure of NFI to maintain  Liquidity  in an amount not less than  $30,000,000  during the Waiver  Period;  provided that NFI maintains  Liquidity in an amount not less than the
                    $24,000,000 during the Waiver Period;

               3.   Agrees that in the  Monthly  Certificates  delivered  by NFI
                    during   the   Waiver   Period,   NFI  may   carve-out   the
                    certification   solely   relating  to  the   maintenance  of
                    Liquidity  in an amount  not less than  $30,000,000  for the previous  month and each  Buyer  hereby  waives  any  breach and/or event of default that would otherwise arise under the
                    Agreements  as a result of such  carve-out  from the Monthly
                    Certifications;  provided that NFI maintains Liquidity in an
                    amount  not  less  than   $24,000,000  for  such  month  and
                    certifies that it has maintained  such amount in the Monthly
                    Certification.

Notwithstanding  anything  to the  contrary  herein,  all parties  bound  herein acknowledge  and agree that the Buyers,  shall retain all rights and remedies in order to  enforce  any Event of  Default  or other  breach  contemplated  by the
Agreements.

     Notwithstanding  the  occurrence  and  continuance  of the NFI's failure to maintain the required  Adjusted  Tangible Net Worth or  maintenance of Liquidity under the Agreements  described above, each Buyer is willing to waive certain of its  rights;  provided  that  each  Buyer  reserves  the  right to  unilaterally terminate this letter  agreement on or prior to January 4, 2008,  without notice to any party,  based upon the  occurrence of any Event of Default or breach that occurs under the  Agreements on or after the date hereof other than the Event of
Default  expressly  waived by the Buyers herein.  Either Buyer's exercise of the right to terminate this letter agreement shall be effective as to both Buyers.

     Each  Buyer  hereby  expressly  reserves  all  other  rights  and  remedies available to it under the Agreements, and all rights, remedies, obligations, and liabilities  created or evinced  thereby with respect to future  breaches of, or
Defaults or Events of Default under,  the  Agreements.  Except as stated herein, the  Buyers  shall not be deemed to have  waived or  modified  any of its rights hereunder or under any other  agreement,  instrument or paper signed by NovaStar
Mortgage,  Inc.,  NovaStar  Certificates  Financing LLC,  NovaStar  Certificates
Financing Corporation,  NFI Repurchase Corporation,  NMI Repurchase Corporation,
NMI  Property  Financing,  Inc.,  HomeView  Lending,  Inc.,  NFI and NFI Holding
Corporation  (collectively,  the  "NovaStar  Parties")  unless  such  waiver  or modification  is in  writing  and  signed by the  Buyers.  Except  as  expressly provided herein, no failure or delay on the part of the Buyers in exercising any right,  power or remedy  hereunder or any of the  Agreements  shall operate as a waiver  thereof;  nor shall any single

                                           Wachovia NovaStar TNW Waiver 12-07-07

or partial  exercise of any such right,  power or remedy  preclude  any other or further  exercise  thereof or the exercise of any other  right,  power or remedy hereunder.  This letter agreement shall be construed in accordance with the laws of the  State of New York,  and the  obligations,  rights  and  remedies  of the parties  hereunder  shall be determined in accordance with the laws of the State of New York except to the extent  preempted by federal law. Any provision hereof which is prohibited  or  unenforceable  in any  jurisdiction  shall,  as to such
jurisdiction,   be   ineffective   to  the   extent  of  such   prohibition   or
unenforceability without invalidating the remaining provisions hereof or thereof or  affecting  the  validity or  enforceability  of such  provision in any other jurisdiction.

     This letter agreement may be executed in any number of  counterparts,  each of which (including any copy hereof delivered by facsimile) shall constitute one and the same  original  instrument,  and either  party  hereto may execute  this letter agreement by signing any such counterpart.

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                                           Wachovia NovaStar TNW Waiver 12-07-07

                                                                  EXECUTION COPY

                                     Very truly yours,

                                     Wachovia Bank, N.A.,
                                              as Buyer

                                     By: /s/ Goetz Rokahr
                                        -------------------------------
                                     Name:  Goetz Rokahr
                                     Title: Vice President

                                     Wachovia Investment Holdings, LLC,
                                              as Buyer

                                     By: /s/ Andrew W. Riebe
                                        -------------------------------
                                     Name:   Andrew W. Riebe
                                     Title:  Director

Acknowledged and Agreed:

NovaStar Mortgage, Inc., as Seller and Guarantor

By: /s/ Gregory S. Metz
   ---------------------------------
Name:   Gregory S. Metz
Title:  CFO

NovaStar Certificates Financing LLC, as Seller

By: /s/ Gregory S. Metz
   ---------------------------------
Name:   Gregory S. Metz
Title:  Senior Vice President

                                           Wachovia NovaStar TNW Waiver 12-07-07

NovaStar Certificates Financing Corporation, as Seller

By: /s/ Gregory S. Metz
   ---------------------------------
Name:  Gregory S. Metz
Title: Senior Vice President

NFI Repurchase Corporation, as Seller

By: /s/ Gregory S. Metz
   ---------------------------------
Name:  Gregory S. Metz
Title: Senior Vice President

NMI Repurchase Corporation, as Seller

By: /s/ Gregory S. Metz
   ---------------------------------
Name:  Gregory S. Metz
Title: Senior Vice President

NMI Property Financing, Inc., as Seller

By: /s/ Gregory S. Metz
   ---------------------------------
Name:  Gregory S. Metz
Title:

HomeView Lending, Inc., as Seller and Guarantor

By: /s/ Gregory S. Metz
   ---------------------------------
Name:  Gregory S. Metz
Title: CFO

NovaStar Financial, Inc., as Seller and Guarantor

By: /s/ Gregory S. Metz
   ---------------------------------
Name:  Gregory S. Metz

                                           Wachovia NovaStar TNW Waiver 12-07-07

Title:  CFO

NFI Holding Corporation, as Seller and Guarantor

By: /s/ Gregory S. Metz
   ---------------------------------
Name:  Gregory S. Metz
Title: Senior Vice President

                                           Wachovia NovaStar TNW Waiver 12-07-07

                                   SCHEDULE I

1. Master Repurchase Agreement (2007 Residual Securities) dated as of April 18,
2007 (the "Residual Securities Agreement"), among Wachovia Investment Holdings,
LLC, Wachovia Capital Markets LLC, NovaStar Mortgage, Inc., NovaStar
Certificates Financing LLC, and NovaStar Certificates Financing Corp.

2. Master Repurchase Agreement (2007 Whole Loan) dated as of May 9, 2007 (the
"Whole Loan Agreement"), among Wachovia Bank, National Association, NFI
Repurchase Corporation, NMI Repurchase Corporation, NMI Property Financing,
Inc., HomeView Lending, Inc, NovaStar Financial Inc., NFI Holding Corporation
and NovaStar Mortgage Inc.

3. Master Repurchase Agreement (2007 Non-investment Grade) dated as of May 31,
2007 (the "Non-Investment Grade Securities Agreement"), among Wachovia
Investment Holdings, LLC, Wachovia Capital Markets LLC, NovaStar Mortgage, Inc.,
NovaStar Certificates Financing LLC, and NovaStar Certificates Financing Corp.

4. Master Repurchase Agreement (2007 Investment Grade) dated as of May 31, 2007
(the "Investment Grade Securities Agreement"), among Wachovia Bank, National
Association, Wachovia Capital Markets LLC, NovaStar Mortgage, Inc., NovaStar
Certificates Financing LLC, and NovaStar Certificates Financing Corp.

5. Master Repurchase Agreement (New York) dated as of July 6, 2007 (the "NY
Agreement") between Wachovia Bank, National Association and NovaStar Mortgage,
Inc.

                                           Wachovia NovaStar TNW Waiver 12-07-07